                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                  USABANC.COM
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                   USABanc.com

                                One Lincoln Plaza
                               1535 Locust Street
                        Philadelphia, Pennsylvania 19102
                                ----------------
                     NOTICE OF SUPPLEMENT TO PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                                                  June 24, 1999

DEAR FELLOW SHAREHOLDER:
       We previously sent you a Proxy Statement, dated June 10, 1999 (the "Proxy Statement") relating to the Annual Meeting of Shareholders of USABanc.com, Inc. (the "Company") to be held July 15, 1999 at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania 19102, on July 15, 1999.
       As a result of developments since the time of the mailing of the Proxy Statement, we are providing you with the enclosed Supplement to Proxy Statement (the "Supplement"). It includes changes to information under "Proposal One:
Election of Directors" as the provision presently appears in the Proxy
Statement.
       Your vote is important, and we urge you to give the Proxy Statement and the Supplement your immediate attention. Enclosed is a supplemental proxy to replace the original proxy which accompanied the Proxy Statement in the mailing of June 10, 1999. The original proxy is null and void. In the event you have already completed and mailed the original proxy, you must complete and mail the supplemental proxy which will be considered in lieu of your original proxy. If you wish to vote by proxy and have not yet done so, please disregard the original proxy and complete and mail the supplemental proxy. We will consider only those votes received upon submission of a supplemental proxy. The return of the supplemental proxy will not affect your right to vote in person if you choose to attend the Annual Meeting.

                                   By Order of the Board of Directors,

                                   /s/ Kenneth L. Tepper
                                   ---------------------------------------
                                   Kenneth L. Tepper
                                   President & Chief Executive Officer

                IMPORTANT -- PLEASE MAIL YOUR NEW PROXY PROMPTLY

                                  USABanc.com

                                One Lincoln Plaza
                               1535 Locust Street
                        Philadelphia, Pennsylvania 19102
                              --------------------
                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  July 15, 1999
                              --------------------

   This Supplement to Proxy Statement (this "Supplement") changes information contained in the Proxy Statement for the Annual Meeting of Shareholders of USABanc.com, Inc., dated June 10, 1999 (the "Proxy Statement"), first mailed to you on June 10, 1999. It describes additions with regard to information beginning on page 5 of the Proxy Statement under "Proposal One: Election of Directors" and changes information appearing on page 11 of the Proxy Statement under "Proposal One: Election of Directors--Employment Agreements." You should read this Supplement in conjunction with the Proxy Statement.

     At a meeting of the Board of Directors of USABanc.com, Inc. (the "Company") on June 16, 1999, the Board of Directors voted to increase the number of Directors of the Company from nine to ten and subsequently elected Brian M. Hartline, the Company's Chief Financial Officer and the Chief Operating Officer of BankPhiladelphia, as a Director of the Company. Both actions became effective immediately. In addition, the Board of Directors and Mr. Hartline agreed to amend as of May 19, 1999, Mr. Hartline's employment agreement with the Company, as described more fully below.


Additions to "Proposal One: Election of Directors"

     Additions to information concerning the election of Directors are herein made to reflect the actions of the Board of Directors on June 16, 1999, to increase the number of Directors from nine to ten and to elect Brian M. Hartline as a Director.

     At the Annual Meeting, ten Directors will be elected to hold office until the 2000 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. The Board of Directors has nominated each of the persons set forth below to serve as members of the Board of Directors. Each of the nominees is currently serving as a Director, and each has indicated a willingness to continue serving as a Director. Should any nominee become unavailable to accept election as a Director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors otherwise reduces the number of Directors.

     Certain information concerning the nominees for election as Director is set forth below.


Nominees for 1999 Annual Meeting

               Name                      Position with Company        Age     Director Since
---------------------------------   ------------------------------   -----   ---------------
George M. Laughlin ..............             Chairman                78          1995
Zeev Shenkman ...................           Vice-Chairman             47          1998
Kenneth L. Tepper ...............     President & CEO/Director        37          1995
Clarence L. Rader ...............   Director/Chairman of Bank(1)      68          1995
Brian M. Hartline ...............    Director/CFO/COO of Bank(1)      34          1999
Jeffrey A. D'Ambrosio ...........             Director                44          1995
George C. Fogwell, III ..........             Director                52          1995
John A. Gambone .................             Director                60          1995
Carol J. Kauffman ...............             Director                52          1997
Wayne O. Leevy ..................             Director                55          1996

---------------
(1) BankPhiladelphia, the Company's wholly-owned FDIC banking subsidiary.

     Following is a brief summary of Mr. Hartline's occupation over the last five years:

     Brian M. Hartline is currently Chief Financial Officer of the Company and Chief Operating Officer of BankPhiladelphia, where he has been employed since December 1998. Mr. Hartline has also served as a Director of the Company since June 1999. Prior to joining USABanc.com, Mr. Hartline served from 1994 through 1998 in a number of positions, including Executive Vice President and Chief Financial Officer at ML Bancorp, Inc. in Villanova, Pennsylvania, and from
1990 to 1994 as Vice President and Controller of PNC Bank (Central Region) formerly United Federal Bank, in State College, Pennsylvania. Mr. Hartline is a licensed certified public accountant.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE NOMINEES FOR
DIRECTOR.

Changes to "Proposal I: Election of Directors--Employment Agreements"

     Changes concerning the description of employment agreements are herein made to reflect the actions of the Board of Directors on June 16, 1999, to amend as of May 19, 1999, the employment agreement of Brian M. Hartline in recognition of Mr. Hartline's appointment to the Board of Directors.

     Pursuant to the amendment of Mr. Hartline's employment agreement, the terms pertaining to the grant by the Company of options to puchase Common Stock to Mr. Hartline are changed. The terms of the original employment agreement granted Mr. Hartline 20,000 options on December 1 of each of 1998, 1999 and 2000, each option grant vesting over a three-year schedule of 10,000 after year one, 5,000 after year two and 5,000 after year three. The amendment grants to Mr. Hartline as of May 19, 1999, the 40,000 remaining options otherwise due under the original employment agreement on December 1 of each of 1999 and 2000. The exercise price of the options is $13.25 per share, or the last reported sale price on the Nasdaq SmallCap Market of the Company's Common Stock on May 18, 1999. Thus, 20,000 of the original option grant will vest over a three-year period as described above and the remaining 40,000 options will vest on a non-cumulative basis according to the following schedule: 4,000 at the end of one year, 8,000 at the end of year two, 16,000 at the end of year three, 8,000 at the end of year four and 4,000 at the end of year five. The number of options and the exercise price do not give effect to the 100% stock dividend paid to all shareholders as of June 15, 1999.

      PLEASE MARK VOTES                            SUPPLEMENTAL REVOCABLE PROXY
[X]   AS IN THIS EXAMPLE                           USABanc.com, Inc.

         This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Maureen P. Steady and Brian M. Hartline, and each of them, as proxies, each with the full power of substitution, and hereby authorizes them to vote as designated below, all the shares of Common Stock of USABanc.com, Inc. held of record by the undersigned on June 1, 1999, or to otherwise act, at the Annual Meeting of Shareholders to be held on July 15, 1999, or any adjournment or postponement thereof.


                                                         With-     For All
                                                For      hold      Except
1. ELECTION OF DIRECTORS                      [    ]    [    ]     [    ]

         George M. Laughlin
         Kenneth L. Tepper
         Clarence L. Rader
         Jeffrey A. D'Ambrosio
         George C. Fogwell, III
         John A. Gambone
         Brian M. Hartline
         Wayne O. Leevy
         Zeev Shenkman
         Carol J. Kauffman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the following space:
_______________________________


2.       Proposal to ratify the appointment of Grant Thornton, LLP as the
         independent auditors of USABanc.com, Inc. for fiscal year 1999.               For      Against      Abstain
                                                                                      [    ]     [    ]       [    ]

3.       Proposal to approve an amendment to the USABanc.com, Inc. Stock
         Option Plan to increase the number of shares of Common Stock
         issuable thereunder by 250,000 shares.                                         For      Against      Abstain
                                                                                      [    ]     [    ]       [    ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this Annual Meeting.

         Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized person.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, SIGN, DATE, AND MAIL THE PROXY CARD TODAY

         Please be sure to sign and date                   Date
         this Proxy in the box below.

         Shareholder sign above               Co-holder (if any) sign above

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                                USABanc.com, Inc.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY